                                PXRE Group Ltd.

                    NON-EMPLOYEE DIRECTOR DEFERRED STOCK PLAN
                            (As Amended and Restated)

Section 1. Establishment of Plan

         There is hereby established a plan whereby Directors of the Company can share in the long-term growth of the Company by acquiring an ownership interest in the Company (the "Plan"). The Plan is effective as of August 23, 1990 (the "Effective Date").

Section 2. Definitions

         When used in this Plan, the following terms shall have the definitions set forth in this section:

                  2.1 "Board of Directors" shall mean the Board of Directors of Phoenix Re Corporation.

                  2.2 "Company" shall mean Phoenix Re Corporation.

                  2.3 "Director" shall mean a member of the Board of Directors who has never been a full-time employee of the Company(1) during any portion of time when he/she is a member of the Board of Directors.

                  2.4 "shares of stock" or "shares" shall mean shares of the common stock, par value $0.01 per share, of the Company.

Section 3. Deferred Stock Grant

         3.1 Each person who is a Director on the Effective Date of the Plan and, upon election, each person who is newly elected a Director thereafter, is hereby granted the right to receive 2,000 shares of stock on the date or dates set forth in Section 1 hereof, except that no shares shall be granted with respect to a full-time employee of Phoenix Mutual Life Insurance Company ("Phoenix Mutual") who was not a Director on the Effective Date of the Plan.(2)

         3.2 The number of shares granted or to be granted to Directors hereunder shall be adjusted automatically for any stock split, stock dividend, recapitalization, corporate reorganization or similar event so that the number of shares subject to a grant following such event is proportionate to the number of shares subject to the grant before such action.

         3.3 A Director shall have no rights as a stockholder of the Company with respect to any of the shares until the shares are delivered to the Director pursuant to Section 4 hereof; and prior to the receipt of shares, a Director's interest under the Plan is that of an unsecured general creditor of the Company.

--------------------

(1) Amended effective August 23, 1990 to delete the phrase "or of Phoenix Mutual Life Insurance Company."

(2) Amended effective August 23, 1990, to add the exception regarding directors who are employees of Phoenix Mutual.

         3.4 The right of a Director to receive shares under the Plan may not be assigned, pledged or transferred except in the event of a Director's death by will or applicable laws of descent and distribution.

Section 4. Delivery of Shares

         4.1 (a) Unless a Director has made an election described in subsection
(b), the shares granted under the Plan shall be delivered to a Director and transferred on the books of the Company on the first business day of the month immediately following his/her termination as a Director (the "Delivery Date").

         (b) At the election of a Director, his/her shares shall be delivered to him/her on the date five years after the Delivery Date or in five annual installments (as equal in number of shares as practical) with the first installment being made on the Delivery Date. The aforesaid election may be made by a person who is a Director on the Effective Date only within thirty days after the Effective Date of the Plan, and by a person elected a Director thereafter only prior to his/her election to the Board of Directors. The election, to be effective, must be made in writing and timely filed with the Secretary of the Company. Such election shall be irrevocable.

         (c) Upon the request of a Director who has filed an election under subsection (b) above, the Board of Directors may, in its sole discretion, deliver to the Director all shares the Director is entitled to receive at any time on or after the Delivery Date upon concluding that such delivery is needed to assist the Director in dealing with an unforeseen financial hardship.

         (d) In the event of a "Change in Control", as that term is defined in the Company's 1988 Stock Option Plan, as amended (or in any successor to such Plan), any shares subject to an election under subsection (b) above shall be delivered to the Directors in a single transfer within 10 days of such Change in Control.

         (e) Notwithstanding subsection (a), in the case of a Director who is a full-time employee of Phoenix Mutual, the shares allocable to the directorship held by such person under Section 3.1 shall be delivered on August 24, 1993.(3)

         4.2 In the event of the death of a Director prior to receipt of the shares earned pursuant to the grant, the shares shall be delivered to the beneficiary designated by the Director in a written designation filed with the Secretary of the Company or, in the absence of such designation, to the Director's estate.

         4.3 Shares transferable pursuant to this Plan may be treasury shares or authorized but unissued shares.

Section 5. Dividend Equivalents

         5.1 On each date on which dividends are paid to stockholders with respect to the shares of the Company, each Director will be paid an amount in cash equal to the dividend per share for the applicable payment date times the number of shares the Director has a right to receive which have not yet been delivered (the "Dividend Equivalent").

----------

(3)  Added, effective August 23, 1990.

Section 6. Administration

         The Plan shall be administered by the Board of Directors which shall have the authority to adopt rules and regulations for carrying out the Plan and shall interpret and implement the Plan.

Section 7. Amendment and Termination

         The Plan may be amended or terminated at any time by the Board of Directors of the Company; provided, however, that no amendment or termination shall reduce the number of shares granted under the Plan to Directors prior to any such amendment or termination.

         Adopted by the Board of Directors August 23, 1990; Amended by the Board March 19, 1991.

                   NON EMPLOYEE DIRECTOR DEFERRED STOCK PLAN

                              Stock Election Form


         Pursuant to Section 4 of the Non-Employee Director Deferred Stock Plan, I hereby irrevocably elect to receive 2,000 shares of Phoenix Re Corporation stock as follows:

            [ ] On the first business day of the month immediately following my termination as a Director of the Company ("the Delivery Date").

            [ ] Five years after the Delivery Date.

            [ ] In five annual installments of 400 shares each commencing on the
                Delivery Date.


                                                      --------------------------
                                                             Signature


RECEIVED


------------------------------
          Secretary
        PXRE Group Ltd.


Date:
     -------------------------

                NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

                          Beneficiary Designation Form


         Pursuant to Section 4.2 of the Non-Employee Director Stock Plan, I hereby elect to have my shares payable to me under the Plan at my death delivered to:

            1. My primary beneficiary/beneficiaries are:

               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

            2. If the person(s) named above is/are not living at my death, my secondary beneficiary/beneficiaries are:

               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

         I understand that if I designate no one or if the person or persons designated above are not living at my death, the shares will be paid to my estate.




                                                      --------------------------
                                                             Signature


RECEIVED


------------------------------
Secretary
PXRE Group Ltd.


Date:
     -------------------------